EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                   2004 - HE1

                                   All records

Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                 % of
                                                               Mortgage
                                                                Pool by
                                                 Aggregate     Aggregate   Weighted   Weighted    Weighted
                                     Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                       of          Date          Date       Gross     Remaining   Combined   Average
                                    Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
4.000 - 4.249                             12       3,510,256        0.20      4.120         297      81.54        737
4.500 - 4.749                             39      12,080,957        0.70      4.622         299      82.47        728
4.750 - 4.999                             19       3,548,044        0.21      4.924         270      67.20        732
5.000 - 5.249                             32       7,674,274        0.45      5.132         307      72.48        692
5.250 - 5.499                             69      16,048,500        0.94      5.340         344      71.17        699
5.500 - 5.749                            160      34,600,570        2.02      5.593         340      72.05        665
5.750 - 5.999                            334      74,888,826        4.36      5.880         349      74.59        659
6.000 - 6.249                            260      53,271,658        3.10      6.101         351      75.40        646
6.250 - 6.499                            548     113,838,125        6.63      6.336         350      77.67        646
6.500 - 6.749                            851     161,404,742        9.41      6.571         349      77.40        642
6.750 - 6.999                          1,334     253,863,919       14.79      6.884         350      79.86        633
7.000 - 7.249                            541      91,513,676        5.33      7.100         352      80.34        622
7.250 - 7.499                            903     155,719,341        9.07      7.343         350      80.97        615
7.500 - 7.749                            946     147,763,580        8.61      7.572         351      80.88        606
7.750 - 7.999                          1,300     196,215,326       11.43      7.877         349      81.49        596
8.000 - 8.249                            494      66,250,954        3.86      8.094         350      79.84        590
8.250 - 8.499                            624      81,616,615        4.76      8.342         346      82.41        582
8.500 - 8.749                            560      70,346,798        4.10      8.578         350      81.22        576
8.750 - 8.999                            578      70,806,253        4.13      8.862         352      80.87        567
9.000 - 9.249                            203      21,210,608        1.24      9.082         350      80.15        567
9.250 - 9.499                            171      18,743,477        1.09      9.355         345      82.13        567
9.500 - 9.749                            173      17,589,214        1.02      9.574         348      81.42        563
9.750 - 9.999                            215      17,496,664        1.02      9.854         322      85.14        579
10.000 - 10.249                          102       5,895,540        0.34     10.102         288      89.19        598
10.250 - 10.499                           79       5,290,307        0.31     10.332         314      85.78        573
10.500 - 10.749                           70       5,232,087        0.30     10.563         300      86.36        597
10.750 - 10.999                           79       5,561,675        0.32     10.851         299      88.04        602
11.000 - 11.249                           28       1,540,279        0.09     11.105         298      84.77        580
11.250 - 11.499                           14         950,952        0.06     11.367         336      73.82        550
11.500 - 11.749                           10         570,988        0.03     11.578         334      76.21        596
11.750 - 11.999                            8         433,889        0.03     11.876         289      85.38        606
12.000 - 12.249                            6         417,324        0.02     12.107         340      74.39        542
12.250 - 12.499                            3         134,542        0.01     12.333         357      75.89        519
12.500 - 12.749                            2          93,469        0.01     12.579         290      88.98        586
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                10,767   1,716,123,429      100.00      7.338         348      79.65        618
=================================   ========   =============   =========   ========   =========   ========   ========
Minimum: 4.120
Maximum: 12.680
Weighted Average: 7.338

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                   2004 - HE1

                           Adjustable Rate Population

Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                 % of
                                                               Mortgage
                                                                Pool by
                                                 Aggregate     Aggregate   Weighted   Weighted    Weighted
                                     Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                       of          Date          Date       Gross     Remaining   Combined   Average
                                    Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
4.000 - 4.249                             12       3,510,256        0.29      4.120         297      81.54        737
4.500 - 4.749                             38      11,686,521        0.98      4.621         297      83.13        731
5.000 - 5.249                             13       3,766,272        0.31      5.132         311      82.58        674
5.250 - 5.499                             28       6,105,975        0.51      5.348         357      81.40        657
5.500 - 5.749                             92      20,302,525        1.70      5.593         356      75.93        649
5.750 - 5.999                            220      50,046,787        4.18      5.884         356      76.98        653
6.000 - 6.249                            175      37,016,503        3.09      6.105         356      77.32        635
6.250 - 6.499                            361      79,013,095        6.60      6.341         356      80.37        637
6.500 - 6.749                            501     100,832,455        8.42      6.575         356      80.19        635
6.750 - 6.999                            848     170,195,016       14.21      6.885         356      81.27        631
7.000 - 7.249                            351      64,551,424        5.39      7.103         356      82.12        618
7.250 - 7.499                            636     117,142,283        9.78      7.343         356      82.26        613
7.500 - 7.749                            660     109,598,413        9.15      7.573         356      81.89        601
7.750 - 7.999                            905     147,219,578       12.29      7.877         356      82.42        593
8.000 - 8.249                            356      50,772,088        4.24      8.095         356      80.12        587
8.250 - 8.499                            418      59,028,856        4.93      8.339         356      82.86        576
8.500 - 8.749                            355      48,998,762        4.09      8.575         356      81.73        571
8.750 - 8.999                            411      53,881,020        4.50      8.862         356      81.65        565
9.000 - 9.249                            135      15,077,737        1.26      9.083         357      80.63        565
9.250 - 9.499                            117      14,332,701        1.20      9.356         355      83.12        561
9.500 - 9.749                            118      13,361,556        1.12      9.572         356      81.53        563
9.750 - 9.999                             89       9,618,986        0.80      9.857         356      80.37        548
10.000 - 10.249                           26       2,216,236        0.19     10.106         352      80.86        565
10.250 - 10.499                           30       2,812,144        0.23     10.336         353      79.92        543
10.500 - 10.749                           20       2,051,966        0.17     10.577         357      76.13        550
10.750 - 10.999                           27       2,381,168        0.20     10.846         357      76.42        533
11.000 - 11.249                           11         591,010        0.05     11.109         356      75.91        541
11.250 - 11.499                            8         655,832        0.05     11.383         356      69.50        533
11.500 - 11.749                            9         463,339        0.04     11.584         357      70.68        564
11.750 - 11.999                            3         151,583        0.01     11.865         356      60.69        516
12.000 - 12.249                            3         272,250        0.02     12.099         357      69.95        531
12.250 - 12.499                            1          45,463        0.00     12.300         357      65.00        504
12.500 - 12.749                            1          41,219        0.00     12.680         357      75.00        549
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                 6,978   1,197,741,019      100.00      7.362         355      81.13        611
=================================   ========   =============   =========   ========   =========   ========   ========
Minimum: 4.120
Maximum: 12.680
Weighted Average: 7.362

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                   2004 - HE1

                              Fixed Rate Population

Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)

1. Range of Gross Interest Rates (%)

                                                                 % of
                                                               Mortgage
                                                                Pool by
                                                 Aggregate     Aggregate   Weighted   Weighted    Weighted
                                     Number       Cut-off       Cut-off    Average     Average    Average    Weighted
                                       of          Date          Date       Gross     Remaining   Combined   Average
                                    Mortgage     Principal     Principal   Interest     Term      Original     FICO
Range of Gross Interest Rates (%)    Loans      Balance ($)     Balance    Rate (%)   (months)      LTV       Score
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
4.500 - 4.749                              1         394,437        0.08      4.650         355      63.02        647
4.750 - 4.999                             19       3,548,044        0.68      4.924         270      67.20        732
5.000 - 5.249                             19       3,908,002        0.75      5.132         304      62.75        709
5.250 - 5.499                             41       9,942,525        1.92      5.335         336      64.89        724
5.500 - 5.749                             68      14,298,045        2.76      5.593         318      66.53        688
5.750 - 5.999                            114      24,842,039        4.79      5.873         335      69.78        673
6.000 - 6.249                             85      16,255,156        3.14      6.094         340      71.05        671
6.250 - 6.499                            187      34,825,031        6.72      6.325         334      71.54        666
6.500 - 6.749                            350      60,572,287       11.68      6.565         337      72.76        655
6.750 - 6.999                            486      83,668,903       16.14      6.883         337      76.97        636
7.000 - 7.249                            190      26,962,253        5.20      7.094         340      76.08        633
7.250 - 7.499                            267      38,577,058        7.44      7.345         333      77.06        621
7.500 - 7.749                            286      38,165,167        7.36      7.571         334      77.97        620
7.750 - 7.999                            395      48,995,748        9.45      7.878         329      78.70        607
8.000 - 8.249                            138      15,478,866        2.99      8.093         331      78.92        602
8.250 - 8.499                            206      22,587,759        4.36      8.349         319      81.24        600
8.500 - 8.749                            205      21,348,037        4.12      8.584         335      80.03        587
8.750 - 8.999                            167      16,925,233        3.27      8.863         337      78.37        575
9.000 - 9.249                             68       6,132,871        1.18      9.079         333      78.97        571
9.250 - 9.499                             54       4,410,776        0.85      9.352         312      78.88        587
9.500 - 9.749                             55       4,227,657        0.82      9.581         320      81.07        563
9.750 - 9.999                            126       7,877,678        1.52      9.851         281      90.96        617
10.000 - 10.249                           76       3,679,304        0.71     10.100         249      94.21        618
10.250 - 10.499                           49       2,478,163        0.48     10.327         270      92.42        607
10.500 - 10.749                           50       3,180,122        0.61     10.554         263      92.96        628
10.750 - 10.999                           52       3,180,507        0.61     10.854         256      96.75        654
11.000 - 11.249                           17         949,268        0.18     11.102         262      90.28        605
11.250 - 11.499                            6         295,120        0.06     11.333         291      83.40        588
11.500 - 11.749                            1         107,649        0.02     11.550         237     100.00        732
11.750 - 11.999                            5         282,305        0.05     11.882         253      98.63        655
12.000 - 12.249                            3         145,074        0.03     12.122         310      82.73        563
12.250 - 12.499                            2          89,078        0.02     12.350         357      81.46        526
12.500 - 12.749                            1          52,250        0.01     12.500         237     100.00        615
---------------------------------   --------   -------------   ---------   --------   ---------   --------   --------
Total:                                 3,789     518,382,409      100.00      7.284         330      76.24        633
=================================   ========   =============   =========   ========   =========   ========   ========
Minimum: 4.650
Maximum: 12.500
Weighted Average: 7.284

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.